UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2026 (April 29, 2026)

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 29, 2026, Twenty One Capital, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1.

On April 29, 2026, Jack Mallers, the Chief Executive Officer of the Company, presented at the Bitcoin 2026 Conference regarding the Company’s overview of its operating strategy centered on potential acquisition of Strike, a leading Bitcoin financial services company, and Elektron, a large-scale global Bitcoin mining platform. Mr. Mallers is the founder and Chief Executive Officer of Strike (Zap Solutions Holding, Inc.). Copies of the presentation materials and the transcript of the presentation are furnished as Exhibit 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall they be deemed incorporated by reference in any filling under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation with respect to Twenty One’s operating strategy centered on potential acquisitions of Strike and Elektron, its ability to pursue each of (i) building its envisioned financial services & distribution system, (ii) building a Bitcoin infrastructure with industry-leading hashrate at the lowest cost of production in the space, (iii) a capital markets strategy to securitize, in the future, Twenty One’s loan book and mining revenue that may result from these anticipated acquisitions and transactions, and (iv) a strategy to acquire accretive Bitcoin businesses, and Twenty One’s plan to move beyond its treasury holdings toward an integrated operating platform anchored by recurring revenue and long-term Bitcoin accumulation. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from the Company’s expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in Twenty One’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in Twenty One’s other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to Twenty One as of the date of this Current Report on Form 8-K, and Twenty One assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer:

The information contained in the transcript furnished as Exhibit 99.3 is a textual representation of an audio recording of the event and while efforts are made to provide an accurate transcription, there may be material errors, omissions or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company’s SEC filings before making any investment or other decisions. An archived recording of the event will be available on the “Investor Relations” section of the Company’s website at https://investors.xxi.money/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Twenty One Capital, Inc. on April 29, 2026
99.2	Presentation by Jack Mallers at the Bitcoin 2026 Conference on April 29, 2026
99.3	Transcript of Jack Mallers’ presentation at the Bitcoin 2026 Conference on April 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2026

Twenty One Capital, Inc.

	By:	/s/ James Nguyen
	Name:	James Nguyen
	Title:	General Counsel and Chief Compliance Officer

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